Carlos F. Santos, Ph.D.
VP Regulatory Affairs and
Product Development
www.biovest.com OTCQB: “BVTI”
Fighting Lymphoma, and Making it Personal.
OneMedForum Investor Conference
Wednesday, January 12
th
, 2011
Exhibit 99.1

Safe Harbor Statement
Statements in this presentation that are not strictly historical in nature constitute "forward-
looking statements." Such statements include, but are not limited to statements about
BiovaxID®, AutovaxID™, events occurring after dates hereof, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials or the regulatory process. Such statements may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions, and other statements identified by words such as "may," "could," "would," "should," "believes," "expects,"
"anticipates," "estimates," "intends," "plans," or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Biovest to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and
Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.

Exchange/Ticker: OTCQB: BVTI
Price per share: $0.90
Market Cap: $123 million
52-week Range: Low $0.60 / High $2.11
Shares Outstanding: 136.6M shares
Float: 45.6 million shares**
Avg. Daily Volume: 177,000 shares
Biovest Market Data*
* Market data as of 11/30/10
** Accentia Biopharmaceuticals, Inc,. (OTCQB: ABPI) owns 91M shares

Overview
• Dendreon’s Provenge approval in April 2010 represents first successful therapeutic cancer vaccine (positive results + approval)
• BiovaxID Phase 3 trial represents landmark in lymphoma for vaccines (1
st
vaccine to show DFS benefit in Phase 3)
• Therapeutic vaccines are extremely safe, focus powerful immune response against tumor cells to alter the natural progression of cancer.
• BiovaxID proves the hypothesis for cancer vaccines
• Multiple cancer vaccines in development representing multi-billion dollar market opportunity with only one successful Phase 3 in NHL
(BiovaxID)
Therapeutic Cancer Vaccines

Investment Highlights
• BiovaxID personalized lymphoma vaccine holds the potential to be the next cancer vaccine approved and first vaccine for non-
Hodgkin’s lymphoma
• Completed Phase 3 clinical trial proves that therapeutic vaccination actives the immune system and extends disease-free survival in FL
(Schuster, et al. ASCO 2009)
• Exemplary safety record
• IgM-Id delivers extraordinary benefit to vaccinated patients and is fundamental discovery for next-generation vaccines.
Therapeutic Vaccines for Non-Hodgkin’s Lymphoma
“Therapeutic cancer vaccines have gained new momentum in the clinic and gotten serious attention from previously wary investors… with several vaccines on a promising path to commercialization, the market could see a surge of regulatory activity and an influx of market opportunities.
-GEN, October 2010

Company Product Indication Phase I Phase 2 Phase 3 Marketed
Dendreon
Provenge Prostate
Biovest BiovaxID fNHL
Menarini
Abagovomab Ovarian
Oncothyreon/
Merck KGaA
Stimuvax NCSLC
GSK
MAGE-A3 NSCLC
Vical
Allovectin-7 Melanoma
Bavarian Nordic
Prostvac Prostate
New Link
HyperAcute Pancreatic
Celldex
Rindopepimut Glioblastoma
Geron
GRNVAC1 AML
TVAX
TVI Astrocytoma
Prima
Cvac Ovarian
Oxford Biomedica
TroVax Prostate
Argos
AGS-003 Renal Cell
Cancer Vaccines in Phase 2/3 Clinical Trials

7
2011E 2012E 2013E
# B-cell NHL – Relapsed/Refractory 285,582 294,150 302,974
# of Relapse/Refractory B-cell NHL
with Active Disease
57,116 58,830 60,595
U.S. Market Opportunity: fNHL & MCL*
Newly Diagnosed Cases
Relapsed/Refractory
* Source: Cowen & Company Report, “NHL: A Large Market Getting Larger”, December 2008
All NHL – Newly Diagnosed 81,277 85,341 89,608
% Indolent Follicular NHL (fNHL)
# Newly Diagnosed fNHL
25%
20,319
25%
21,335
25%
22,402
% Mantle Cell Lymphoma (MCL)
# Newly Diagnosed MCL
6%
4,876
6%
5,120
6%
5,376

Biovest International

K6H6 Cell
Tumor Cell Suspension
Hybridoma Fusion and Selection: Iditoype + Isotype Determination
IgG or IgM Tumor Biopsy
Hybridoma Cell Culture
IgG Purification and KLH Conjugation
KLH
IgM or IgG + GM-CSF Vaccine Matches Patient's Tumor
IgM Purification and KLH Conjugation

BiovaxID Vaccine Manufacture

Biovest International

Heterohybridoma
(Biopsy Tumor/Hybridoma) Cells
Tumor-Derived
Idiotype Vaccine

Hybridoma Autologous Production
Process Preserves Isotype
Hollow-Fiber Bioreactor
Cultures Tumor Derived Cells
(Heterohybridoma)
for Id Protein Production
Isotype-Matched Id Protein
Secreted and
Purified

Biovest International

IgM Isotype Immunoglobulin

IgG Isotype Immunoglobulin

Light Chain
Heavy Chain
Constant Region
Variable Region
Carbohydrate

Biovest International

Phase 3 Study	Vaccine Isotype	
Genitope MyVax®	IgG	
Favrille SpecifId®	IgG	
Biovest BiovaxID®	IgG	IgM
	No Benefit	Clinical Benefit

Phase 3 Id Vaccine Studies by Isotype

Biovest International

Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
20
40
60
80
Months from Randomization

Median Follow-up
56.6 mo (range 12.6 –
89.3)
Median DFS
Id-vaccine  = 44.2 mo
Control       = 30.6 mo
N = 117
Id-vaccine   N = 76
Control   N = 41
Events
Id-vaccine  = 44
Control       = 29
Cox PH Model
HR = 0.62; [95% CI:
0.39,0.99] (p=0.047)
log-rank
p=0.045
Control arm
Id-vaccine arm
Modified ITT Disease Free Survival from Randomization:
Id-vaccine vs. Control (n=117)

Probability of Disease Free Survival (%)
100
80
60
40
20
0
Control
IgG-Id vaccine
p = 0.807 (log-rank)
0
20
40
60
80
Months from Randomization

Disease Free Survival for Patients with IgM-isotype lymphomas:
IgG-Id Vaccine vs. Control Vaccine
Median Follow-up
56.6 mo (range 12.6 – 89.3)
Median DFS
IgG-Id vaccine
35.1 mo  [95% CI: 26.7,64]
Control
32.4 mo  [95% CI:26.7,NA]
N = 55
IgG-Id vaccine   N = 40
Control   N = 15
Events
IgG-Id vaccine  = 26
Control = 8

Biovest International

Probability of Disease Free Survival (%)
0
20
40
60
80
100
IgM Id vaccine
Control
p = 0.001 (log-rank)
0
20
40
60
80
Months from Randomization

Disease Free Survival for Patients with IgM-isotype lymphomas:
IgM-Id Vaccine vs. Control Vaccine
Median Follow-up
56.6 mo (range 12.6 – 89.3)
Median DFS
IgM-Id vaccine =
52.9 mo  [95% CI:40.2,NA
Control =
28.7 mo  [95% CI:21.0,39.8]
N = 60
IgM-Id vaccine   N = 35
Control   N = 25
Events
IgM-Id vaccine  = 17
Control       = 20

Probability of Disease Free Survival (%)
0
20
40
60
80
100
Months from Randomization
0
20
40
60
80

Disease Free Survival for Patients receiving IgM-Id or IgG-Id
Vaccine vs. All Patients Receiving Control Vaccine
IgM-Id Vaccine
IgG-Id Vaccine
All Controls
Median Follow-up
56.6 mo (range 12.6 –
89.3)
N = 115
IgG-Id vaccine   N = 40
IgM-Id vaccine   N = 35
Control   N = 40
IgM-Id Vaccine vs All
Controls:
p=0.01
IgG-Id Vaccine vs All
Controls:
p=0.30

Expected Key Milestones: BiovaxID
• Report additional BiovaxID Phase III data to support regulatory filings, including immune response data (a secondary endpoint) with analysis ongoing at MD Anderson Cancer Center
• Accelerate the advancement of BiovaxID through strategic
partnership(s)
• Meet with FDA and other international regulatory agencies to determine regulatory pathway in seeking approval(s)
• Obtain Orphan Drug designation from EMA for BiovaxID for mantle cell lymphoma indication (10-years of market exclusivity in EU and other regulatory benefits)
• Announce private/public partnership with non-dilutive funding to expand Minneapolis Cell Culture Center to accommodate production of BiovaxID
• Publish Phase III BiovaxID follicular lymphoma results
in leading cancer peer-review journal

Expected Key Milestones: Cell Culture
• Report next series of results from Naval Health Research
Center viral growth studies (H1N1) in hollow-fiber bioreactor and publish results in peer-review journal
• Announce strategic collaborations including new bioreactor
CRADA  contract with U.S. Government, Department of
Defense (development and revenue-generating event)
• Report multiple new revenue-generating manufacturing
contracts for biologics production (MN Cell Culture Center)
• Secure new U.S. and foreign distribution agreement(s) with bio-instruments leader(s) to market Biovest’s line of hollow-
fiber bioreactors

Expected Key Milestones: General Corporate
• Secure equity research analyst coverage from respected
investment banking firm(s)
• Elevate stock listing to OTCQX Market, the highest market
tier of the Over-the-Counter Market
• Announce formation of Scientific Advisory Board consisting of key opinions leaders in cancer vaccine field
• Initiate proactive investor relations and public relations campaign to raise awareness and highlight achievement of
key milestones, including attending/presenting at key
investment and scientific conferences
• Continue to file new patent applications (biologics &
instruments)
• Actively support lymphoma patient advocacy efforts

Contact Biovest
For more information,
please contact:
Douglas W. Calder
Director, Investor Relations &
Public Relations
324 S. Hyde Park Avenue; Suite 350
Tampa, Florida, 33606, USA
Phone: 813-864-2558
Email:  dwcalder@biovest.com